Greenidge Generation Highlights Recent Business Advancements and Reports Financial and Operating Results for the Second Quarter 2025

Recent Public Tender/Exchange Offer Resulted in Significant Debt Reduction, with Cash Tender Offer Oversubscribed by 100%

Announces Charles M. Zeynel’s Appointment to the Board, Bringing Extensive Expertise in Sustainable Materials, Carbon Removal Technologies and M&A

Pittsford, NY – August 13, 2025 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced financial and operating results for the second quarter ended June 30, 2025 and provided an update on the Company’s growth prospects.

Recent Highlights:

•Reduced senior unsecured debt due October 2026 to $44.6 million through privately negotiated exchanges and a public tender/exchange offer, representing a 38.2% reduction to date of the original $72.2 million in aggregate principal amount;
•Announced appointment of Charles M. Zeynel as an independent director, who brings over four decades of global leadership experience and extensive expertise in sustainable materials, carbon removal technologies and mergers and acquisitions to the Company’s Board of Directors, complementing the previous additions of Kenneth Fearn and Christopher Krug in April 2025;
•Improved efficiency of Greenidge’s current active miner fleet to 23.6 J/TH;
•Closed on purchase of 37-acre site in Mississippi, which is expected to provide access to 44 MW of additional low-cost power by July 2026, and announced sale of the existing 7.5MW Mississippi mining facility;
•Progressing towards the closing of the sale of the Company’s South Carolina property, which is scheduled to occur on or before August 25, 2025;
•Continuing to explore all strategic alternatives to maximize value for all stakeholders including purchasing additional miners to improve fleet efficiency and acquiring additional sites with significant low-cost power capacity;
•Reported a 99.6% energy availability rate at Dresden power plant in July, demonstrating best-in-class availability performance to serve the electricity needs of New Yorkers during peak demand summer months; and
•Reported no equity sales under the Company’s equity line of credit (“ELOC”) during the second quarter with no current plans to utilize the ELOC to sell shares.

Second Quarter 2025 Financial Results:

•Total revenue of $12.9 million;
•Net loss of $4.1 million;
•EBITDA loss of $0.2 million;
•Positive adjusted EBITDA of $0.4 million;
•Cryptocurrency mining revenue of $4.2 million;
•Datacenter hosting revenue of $6.0 million;
•Power and capacity revenue of $2.6 million; and
•Total bitcoin production of 110 BTC.

Greenidge ended the second quarter with $3.4 million of cash, $7.3 million of bitcoin and $58.2 million in aggregate principal amount of senior unsecured debt.

Greenidge CEO Jordan Kovler commented: “With the successful completion of our tender and exchange offer, we have significantly reduced our October 2026 debt obligations by $27.6 million since October 2024, while continuing to secure opportunities to optimize and scale our mining operations. Building on this momentum, we remain focused on aggressively pursuing strategic opportunities to maximize value for all Greenidge stakeholders, including further restructuring of our October 2026 senior unsecured debt at a significant discount to par value.”

The Company’s current active datacenter operations consist of approximately 3.2 EH/s of datacenter hosting and cryptocurrency mining, 1.8 E/Hs of which is associated with our datacenter hosting and 1.4 E/Hs of which is associated with our cryptocurrency mining.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and, unless otherwise required by U.S. federal securities laws, Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, gains or losses from the sales of assets and stock-based compensation. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

	Three Months Ended	Six Months Ended
Amounts denoted in millions	June 30, 2025	June 30, 2025

Net loss from operations	$4.1	$9.7
Interest expense, net	0.8	3.6
Depreciation	3.2	6.3
EBITDA	(0.2)	0.2
Stock-based compensation	0.4	0.9
Loss on sale of assets	0.2	0.4
Gain on insurance proceeds	—	(0.4)
Loss on liquidation of subsidiary	—	0.3
Adjusted EBITDA	$0.4	$1.4

Contacts
Investors
investorrelations@greenidge.com

Media
Longacre Square Partners
Kate Sylvester / Liz Shoemaker
646-386-0091
greenidge@longacresquare.com

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